                                                                    EXHIBIT 10.9

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), entered into and effective as of August 2, 2002, by and between Blue River Bancshares, Inc. (the "Employer" or "Blue River" as the context requires), an Indiana corporation and Lawrence T. Toombs ("Employee"), a resident of Johnson County, Indiana.



                                   WITNESSETH

         WHEREAS, Employer desires to encourage Employee to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

         WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

         WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it will develop over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and undertakings herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

         1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as President of Blue River, and Employee accepts such employment.

         2. Employee agrees to serve as the President of Blue River and to perform such duties in that office as may reasonably be assigned to him by Employer's Board of Directors, provided, however, that such duties shall be performed in or from the principal executive offices of Employer, currently located in Shelbyville, Indiana, and shall be of the character as those generally associated with the office of President and or Chief Executive Office, as the case may be. Employee shall not be required to be absent from the location of the principal executive offices of employer on travel status or otherwise more than 45 days in any calendar year. While employed by Employer, Employee shall devote that amount of his business time and efforts as are reasonably determined by the Employer to be necessary and appropriate to Employer's business and shall not engage in any other related business. Employee may, however, use his discretion in fixing his hours and schedule of work consistent with the proper discharge of his duties.

         3. The term of this Agreement shall begin on August 2, 2002 (the "Effective Date") and shall end on the date which is three years following such date.

         4. Employee shall receive a minimum annual salary in an amount equal to $32,500.00 ("Base Compensation") payable at regular intervals in accordance with Employer's normal payroll practices in effect from time to time.

In connection with its annual review of the performance of the Employee, the Board of Directors of the Employer shall ascertain if any adjustment to the minimum annual salary of the Employee is necessary. Any and all adjustments to the Employee's salary pursuant to this section shall cause the level of Base Compensation to be adjusted by an equal amount for purposes of this Agreement. The adjusted level of Base Compensation as provided in this section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further adjustment to Base Compensation as provided herein. If applicable, Employee shall not receive director's fees for his services as a director of Employer or any of the Employer's subsidiaries, and any committees of the Boards of Directors.

         5. During the term of this Agreement, Employee shall be entitled to participate in or receive benefits under (i) any life, health, hospitalization, medical, dental, disability or other insurance policy or plan, (ii) pension, retirement or employee stock ownership plan, (iii) bonus or profit-sharing plan or program, (iv) deferred compensation plan or arrangement, and (v) any other employee benefit plan, program or arrangement, made available by Employer on the date of this Agreement and from time to time in the future to Employer's directors, officers and employees on a basis consistent with the terms, conditions and overall administration of the foregoing plans, programs or arrangements and with respect to which Employee is otherwise eligible to participate or receive benefits.

         6.(A) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, at the Board of Directors' discretion, those professional meetings, conventions, and/or similar functions that the Board of Directors deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer.

         (B) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to office space and working conditions consistent with his position as President and/or Chief Executive Officer, as the case may be. During the term of this Agreement and the Shelby County Employment Agreement (as defined herein), Employee shall be entitled to an aggregate of five (5) weeks per calendar year of paid vacation, which shall be utilized at such times when his absence will not materially impair Employer's normal business functions. Any unused vacation time in any calendar year may be carried over and must be used prior to March 31 of the succeeding calendar year. If any unused vacation time is not used by March 31 of the succeeding calendar year, such unused vacation time shall lapse, and Employee shall not be entitled to any additional compensation for any such unused and lapsed vacation time. In addition to the vacation described above, Employee also shall be entitled to all paid holidays customarily given by Employer to its officers.

         (C) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be provided with a membership at the Columbia Club, and all membership fees, dues and assessments shall be paid by Employer so long as Employee utilizes such membership primarily in furtherance of his duties under this Agreement.


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

         7. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 9(A), 9(B), 9(C), and (D) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

         (A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 7(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct,
(iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) any material breach of any term, condition or covenant of this Agreement, or (viii) termination of the employment of the Employee with Shelby County Bank for cause, as that term is defined in that certain employment agreement entered into by and between the Employee and Shelby County Bank (the "Shelby County Employment Agreement").

         (B) Employer, by action of its Board of Directors, may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 8(B) hereof shall be the date which is 30 days after Employee receives written notice of such termination.

         (C) Employee, by written notice to Employer, may terminate his employment with Employer immediately for cause provided, however, that Employer shall have thirty (30) days, after the giving of written notice to Employer by Employee of Employee's intention to terminate this Agreement for cause which notice shall indicate the specific provision of this Agreement which will be relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination, to cure the facts and circumstances relied upon for establishing cause. For purposes of this subsection 7(C), "cause" shall be defined as (i) any action by Employer to remove the Employee as President of Blue River, except where the Employer's Board of Directors properly acts to remove Employee from such office for "cause" as defined in subsection 7(A) hereof, (ii) any action by Employer's Board of Directors to materially limit, increase, or modify Employee's duties and/or authority as President of Blue River (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof),
(iii) Employer, without the written consent of Employee, relocating or transferring Employee to a location more than 30 miles from the Employer's current place of business, (iv) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor, as contemplated in section 18 hereof; or (v) any intentional breach by Employer of a term, condition or covenant of this Agreement.

         (D) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

         (E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.


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         8. In the event of termination of Employee's employment with Employer pursuant to section 7 hereof, compensation shall continue to be paid by Employer to Employee as follows:

         (A) In the event of termination pursuant to subsection 7(A) or 7(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 7(A), termination for cause, shall be no later than the date of delivery of such notice of termination.

         (B) In the event of termination pursuant to subsection 7(B) or 7(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer at his Base Compensation at the rates in effect at the time of termination for the remaining Term of the Agreement. In addition, during such periods, Employer will maintain in full force and effect for the continued benefit of Employee each employee welfare benefit plan (as such term is defined in the Employee Retirement Income Security Act of 1974, as amended) in which Employee was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any employee welfare benefit plan of Employer do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage.

         (C) In the event of termination pursuant to subsection 7(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 7(E). Any benefits payable under insurance, health, retirement and bonus plans as a result of Employer's participation in such plans through such date shall be paid when due under those plans.

         9. In order to induce Employer (for purposes of this Section includes Employer's affiliates) to enter into this Agreement, Employee hereby agrees as follows:

         (A) While Employee is employed by Employer and for a period of three years after termination of such employment or the expiration of the Term, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODE
Section 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer.

         (B) For a period of three years after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or (C) of this Agreement or expiration of the Term, Employee shall not directly or indirectly provide banking or bank-related services to or solicit the banking or bank-related business of any customer of Employer at the time of such provision of services or solicitation which Employee served either alone or with others while employed by Employer in any city, town, borough, township, village or other place in which Employee performed services for Employer while employed by it, or assist any actual or potential competitor of Employer to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

         (C) While Employee is employed by Employer and for a period of one year after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or (C) of this Agreement, Employee shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of Employer as conducted during Employee's employment by Employer within a radius of fifty (50) miles of Employer's main office or any of Employer's subsidiaries' branch offices.

         (D) Upon Employee's termination of employment or the expiration of the Term, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 7(B) or (C) or this Agreement, Employee shall have no obligations to Employer with respect to or noncompetition under this section 9.

         10. Any termination of Employee's employment with Employer as contemplated by section 7 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 7(A), 7(C) or 7(E) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

         11. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any affiliates' affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         12. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's or any affiliates' affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.



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

         13. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

         14. All obligations under the contract shall be terminated, except to the extent determined that the continuation of the contract is necessary for the continued operation of the Employer:

         (A) By the Director or his designee, at the time the Federal Deposit Insurance Corporation for the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Employer under the authority contained in 13(c) of the Federal Deposit Insurance Act; or

         (B) By the Director or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to the operation of the Employer or when the Employer is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         15. If a dispute arises regarding the termination of Employee pursuant to section 7 hereof or as to the interpretation or enforcement of this Agreement and Employee obtains a final judgment in his favor in a court of competent jurisdiction or his claim is settled by Employer prior to the rendering of a judgment by such a court, all reasonable legal fees and expenses incurred by Employee is contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

         16. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

         17. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Employee:            Mr. Lawrence T. Toombs
                           1260 Diablo Road
                           Greenwood, Indiana 46143

If to Employer:            Blue River Bancshares, Inc.
                           29 East Washington Street
                           Shelbyville, Indiana  46176

or to such other address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         18. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana to the extent that federal banking law and the regulations of the Office of Thrift Supervision are inapplicable.



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         19. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and in substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 7(C) hereof. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business or assets as aforesaid.

         20. No provision of this agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a wavier of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The Change of Control Agreement, dated October 2000, by and between Blue River and Employee is hereby terminated and of no further force or effect.

         21. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

         22. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC
Section 1828(k) and FDIC regulation 12 CRF 359, "Golden Parachute and Indemnification Payments".

         23. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         24. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 15 and section 18 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 14 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

         25. Anything in this Agreement to the contrary notwithstanding in the event Employer's independent public accountants determine that any payment by Employer to or for the benefit of Employee, whether paid or payable pursuant to the terms of this Agreement, would be non-deductible by employer for federal income tax purposes because of Section 280G of the Code, then the amount payable to or for the benefit of Employee pursuant to the Agreement shall be reduced (but not below zero) to the Reduced Amount. For purposes of this section 23, the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by Employer because of Section 280G of the Code.



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IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered as of the 2nd day of August, 2002.



                                                     BLUE RIVER BANCSHARES, INC.





                                                     /s/ Steve R. Abel, Chairman

                                                              "Employer"







                                                     /s/ Lawrence T. Toombs

                                                              "Employee"


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                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), entered into and effective as of August 2, 2002, by and between Shelby County Bank (the "Employer" or the "Bank" as the context requires), a federal savings bank, and Lawrence T. Toombs ("Employee"), a resident of Johnson County, Indiana.



                                   WITNESSETH


         WHEREAS, Employer desires to encourage Employee to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

         WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

         WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it will develop over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and undertakings herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

         1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as President and Chief Executive Officer of the Bank, and Employee accepts such employment.

         2. Employee agrees to serve as the President and Chief Executive Officer of the Bank and to perform such duties in that office as may reasonably be assigned to him by Employer's Board of Directors, provided, however, that such duties shall be performed in or from the principal executive offices of Employer, currently located in Shelbyville, Indiana, and shall be of the character as those generally associated with the office of President and or Chief Executive Office, as the case may be. Employee shall not be required to be absent from the location of the principal executive offices of employer on travel status or otherwise more than 45 days in any calendar year. While employed by Employer, Employee shall devote that amount of his business time and efforts as are reasonably determined by the Employer to be necessary and appropriate to Employer's business and shall not engage in any other related business. Employee may, however, use his discretion in fixing his hours and schedule of work consistent with the proper discharge of his duties.

         3. The term of this Agreement shall begin on August 2, 2002 (the "Effective Date") and shall end on the date which is three years following such date.

         4. Employee shall receive a minimum annual salary in an amount equal to $97,500.00 ("Base Compensation") payable at regular intervals in accordance with Employer's normal payroll practices in effect from time to time.

In connection with its annual review of the performance of the Employee, the Board of Directors of the Employer shall ascertain if any adjustment to the minimum annual salary of the Employee is necessary. Any and all adjustments to the Employee's salary pursuant to this section shall cause the level of Base Compensation to be adjusted by an equal amount for purposes of this Agreement. The adjustment to the level of Base Compensation as provided in this section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further adjustment to Base Compensation as provided herein. If applicable, Employee shall not receive director's fees for his services as a director of Employer or any of the Employer's subsidiaries, and any committees of the Boards of Directors.

         5. During the term of this Agreement, Employee shall be entitled to participate in or receive benefits under (i) any life, health, hospitalization, medical, dental, disability or other insurance policy or plan, (ii) pension, retirement or employee stock ownership plan, (iii) bonus or profit-sharing plan or program, (iv) deferred compensation plan or arrangement, and (v) any other employee benefit plan, program or arrangement, made available by Employer on the date of this Agreement and from time to time in the future to Employer's directors, officers and employees on a basis consistent with the terms, conditions and overall administration of the foregoing plans, programs or arrangements and with respect to which Employee is otherwise eligible to participate or receive benefits.

         6.(A) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, at the Board of Directors' discretion, those professional meetings, conventions, and/or similar functions that the Board of Directors deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer.

         (B) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to office space and working conditions consistent with his position as President and/or Chief Executive Officer, as the case may be. During the term of this Agreement and the Blue River Employment Agreement (as defined herein), Employee shall be entitled to an aggregate of five (5) weeks per calendar year of paid vacation, which shall be utilized at such times when his absence will not materially impair Employer's normal business functions. Any unused vacation time in any calendar year may be carried over and must be used prior to March 31 of the succeeding calendar year. If any unused vacation time is


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

                  not used by March 31 of the succeeding calendar year, such unused vacation time shall lapse, and Employee shall not be entitled to any additional compensation for any such unused and lapsed vacation time. In addition to the vacation described above, Employee also shall be entitled to all paid holidays customarily given by Employer to its officers.

         (C) So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be provided with a membership at the Columbia Club, and all membership fees, dues and assessments shall be paid by Employer so long as Employee utilizes such membership primarily in furtherance of his duties under this Agreement.

         7. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 9(A), 9(B), 9(C), and (D) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

         (A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 7(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) any material breach of any term, condition or covenant of this Agreement, or (viii) termination of the employment of the Employee with Blue River Bancshares for cause, as that term is defined in that certain employment agreement entered into by and between the Employee and Blue River Bancshares (the "Blue River Employment Agreement").

         (B) Employer, by action of its Board of Directors, may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 8(B) hereof shall be the date which is 30 days after Employee receives written notice of such termination.

         (C) Employee, by written notice to Employer, may terminate his employment with Employer immediately for cause provided, however, that Employer shall have thirty (30) days, after the giving of written notice to Employer by Employee of Employee's intention to terminate this Agreement for cause which notice shall indicate the specific provision of this Agreement which will be relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination, to cure the facts and circumstances relied upon for establishing cause. For purposes of this subsection 7(C), "cause" shall be defined as (i) any action by Employer to remove the Employee as President and Chief Executive Officer of the Bank except where the Employer's Board of Directors


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                  properly acts to remove Employee from such office for "cause"
                  as defined in subsection 7(A) hereof, (ii) any action by Employer's Board of Directors to materially limit, increase, or modify Employee's duties and/or authority as President and Chief Executive Officer of the Bank (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof), (iii) Employer, without the written consent of Employee, relocating or transferring Employee to a location more than 30 miles from the Employer's current place of business, (iv) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor, as contemplated in section 18 hereof; or (v) any intentional breach by Employer of a term, condition or covenant of this Agreement.

         (D) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

         (E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

         8. In the event of termination of Employee's employment with Employer pursuant to section 7 hereof, compensation shall continue to be paid by Employer to Employee as follows:

         (A) In the event of termination pursuant to subsection 7(A) or 7(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 7(A), termination for cause, shall be no later than the date of delivery of such notice of termination.

         (B) In the event of termination pursuant to subsection 7(B) or 7(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of



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                  Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer at his Base Compensation at the rates in effect at the time of termination for the remaining Term of the Agreement. In addition, during such periods, Employer will maintain in full force and effect for the continued benefit of Employee each employee welfare benefit plan (as such term is defined in the Employee Retirement Income Security Act of 1974, as amended) in which Employee was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any employee welfare benefit plan of Employer do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage.

         (C) In the event of termination pursuant to subsection 7(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 7(E). Any benefits payable under insurance, health, retirement and bonus plans as a result of Employer's participation in such plans through such date shall be paid when due under those plans.

         9. In order to induce Employer (for purposes of this Section includes Employer's affiliates) to enter into this Agreement, Employee hereby agrees as follows:

         (A) While Employee is employed by Employer and for a period of three years after termination of such employment or the expiration of the Term, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODE Section 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer.

         (B) For a period of three years after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or (C) of this Agreement or expiration of the Term, Employee shall not directly or indirectly provide banking or bank-related services to or solicit



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

                  the banking or bank-related business of any customer of Employer at the time of such provision of services or solicitation which Employee served either alone or with others while employed by Employer in any city, town, borough, township, village or other place in which Employee performed services for Employer while employed by it, or assist any actual or potential competitor of Employer to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

         (C) While Employee is employed by Employer and for a period of one year after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or
                  (C) of this Agreement, Employee shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of Employer as conducted during Employee's employment by Employer within a radius of fifty (50) miles of Employer's main office or any of Employer's subsidiaries' branch offices.

         (D) Upon Employee's termination of employment or the expiration of the Term, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 7(B) or (C) or this Agreement, Employee shall have no obligations to Employer with respect to or noncompetition under this section 9.

         10. Any termination of Employee's employment with Employer as contemplated by section 7 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 7(A), 7(C) or 7(E) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

         11. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's or any affiliates' affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.



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

         12. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's or any affiliates' affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

         13. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

         14. All obligations under the contract shall be terminated, except to the extent determined that the continuation of the contract is necessary for the continued operation of the Employer:

         (A) By the Director or his designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Employer under the authority contained in 13(c) of the Federal Deposit Insurance Act; or

         (B) By the Director or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to the operation of the Employer or when the Employer is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         15. If a dispute arises regarding the termination of Employee pursuant to section 7 hereof or as to the interpretation or enforcement of this Agreement and Employee obtains a final judgment in his favor in a court of competent jurisdiction or his claim is settled by Employer prior to the rendering of a judgment by such a court, all reasonable legal fees and expenses incurred by Employee is contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

         16. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

         17. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Employee:            Mr. Lawrence T. Toombs
                           1260 Diablo Road
                           Greenwood, Indiana 46143

If to Employer:            Shelby County Bank
                           29 East Washington Street
                           Shelbyville, Indiana  46176


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

or to such other address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         18. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana to the extent that federal banking law and the regulations of the Office of Thrift Supervision are inapplicable.

         19. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and in substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 7(C) hereof. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business or assets as aforesaid.

         20. No provision of this agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a wavier of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The Change of Control Agreement, dated October 2002 by and between Blue River and Employee is hereby terminated and of no further force or effect.

         21. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

         22. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to an conditioned upon their compliance with 12 USC
Section 1828(k) and FDIC regulation 12 CFR 359, "Golden Parachute and Indemnification Payments".

         23. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         24. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 15 and section 18 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 14 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

         25. Anything in this Agreement to the contrary notwithstanding in the event Employer's independent public accountants determine that any payment by Employer to or for the benefit of Employee, whether paid or payable pursuant to the terms of this Agreement, would be non-deductible by employer for federal income tax purposes because of Section 280G of the


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Code, then the amount payable to or for the benefit of Employee pursuant to the
Agreement shall be reduced (but not below zero) to the Reduced Amount. For purposes of this section 23, the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by Employer because of Section 280G of the Code.

         IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered as of the 2nd day of August, 2002.





                                                     SHELBY COUNTY BANK





                                                     /s/ Steve R. Abel, Chairman
                                                     ---------------------------

                                                              "Employer"




                                                     /s/ Lawrence T. Toombs
                                                     ---------------------------

                                                              "Employee"




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